Exhibit 10.1

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT AND LIMITED CONSENT

This SECOND AMENDMENT TO CREDIT AGREEMENT AND LIMITED CONSENT (this “Amendment and Consent”), dated effective as of June 20, 2018 (the “Effective Date”), is by and among EnLink Midstream Partners, LP, a Delaware limited partnership (the “Borrower”), the Lenders party hereto and Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the lenders party thereto (the “Lenders”), and the Administrative Agent are parties to that certain Credit Agreement dated as of February 20, 2014 (as modified by that certain Commitment Increase and Extension Agreement, dated effective as of February 5, 2015, and as amended by that certain First Amendment to Credit Agreement, dated effective as of December 23, 2015, by and among the Borrower, the Lenders party thereto and the Administrative Agent, the “Credit Agreement”, the capitalized terms of which are used herein as therein defined unless otherwise defined herein);

WHEREAS, the Borrower has notified the Administrative Agent that pursuant to the Purchase Agreement, dated as of June 5, 2018 (as publicly available on the Effective Date, including any amendments, supplements or other modifications thereto after the Effective Date that, taken as a whole, are not materially adverse to the interests of the Administrative Agent or the Lenders, the “Purchase Agreement”), by and among Devon Gas Services, L.P. (“DGS”) and Southwestern Gas Pipeline, L.L.C. (“Southwestern”), as sellers; EnLink Midstream Manager, LLC, acting solely in its individual capacity and not in its capacity as managing member of EnLink Midstream, LLC (the “Manager”); Devon Energy Corporation, solely for the purposes specified therein; and GIP III Stetson I, L.P. (the “ENLK Acquiror”) and GIP III Stetson II, L.P., as acquirors, among other things, the ENLK Acquiror has agreed to acquire from DGS all of the Equity Interests in the Manager, which transaction would result in the acquisition by ENLK Acquiror of “beneficial ownership” of more than 50% of Crosstex GP; and

WHEREAS, the Borrower has requested, and the Lenders party hereto have agreed, subject to the terms and conditions of this Amendment and Consent, to amend the Credit Agreement and grant a limited consent with respect to the transactions contemplated by the Purchase Agreement, each as more fully set forth in this Amendment and Consent.

NOW, THEREFORE, in consideration of the mutual covenants, representations and warranties and agreements herein contained, the parties hereto agree as follows:

Section 1.                                           Amendments to the Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)                                 The following new definitions are added, in the appropriate alphabetical order, to Section 1.01 of the Credit Agreement to read as follows:

“GIP” means Global Infrastructure Partners III-A/B, L.P., Global Infrastructure Partners III-C Intermediate, L.P., Global Infrastructure Partners III-C2 Intermediate, L.P., Global Infrastructure Partners III-C Stetson AIV, L.P. and each of their Affiliates, and any funds, partnerships or other investment vehicles Controlled by them or their Affiliates (excluding in each case, any portfolio companies).

“GIP Purchase Agreement” means the Purchase Agreement dated as of June 5, 2018 (as publicly available on the Second Amendment Effective Date, including any amendments, supplements or other modifications thereto that, taken as a whole, are not materially adverse to the interests of the Administrative Agent or the Lenders), by and among Devon Gas Services, L.P. and Southwestern Gas Pipeline, L.L.C., as sellers; EnLink Midstream Manager, LLC, acting solely in its individual capacity and not in its capacity as managing member of EnLink Midstream, LLC; Devon Energy Corporation, solely for the purposes specified therein; and GIP III Stetson I, L.P. and GIP III Stetson II, L.P., as acquirors.

“GIP Transaction” means the transactions contemplated by the GIP Purchase Agreement.

“Second Amendment Effective Date” means June 20, 2018.

(b)                                 The definition of Qualifying Owners in Section 1.01 of the Credit Agreement is amended and restated in its entirety with the following:

“Qualifying Owners” means (i) prior to the closing of the GIP Transaction, Devon and its Subsidiaries, and (ii) from and after the closing of the GIP Transaction, GIP and its Subsidiaries.

(c)                                  The reference to “Devon or any of its Subsidiaries” in the proviso in Section 5.14 of the Credit Agreement is hereby replaced with a reference to “Devon, GIP or any of their respective Subsidiaries”.

Section 2.                                           Consent.  The Lenders party hereto, which constitute the Required Lenders, hereby consent to the acquisition by the ENLK Acquiror from DGS of all of the Equity Interests in the Manager pursuant to the Purchase Agreement, which transaction would result in the acquisition by ENLK Acquiror of “beneficial ownership” of more than 50% of Crosstex GP, which consent shall, upon effectiveness of this Agreement, be effective as of the Effective Date.  This consent is limited to the extent described herein and shall not be construed to be a waiver of any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or any of the Loan Documents.  The Administrative Agent and the Lenders reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults under the Credit Agreement or any other provision of any Loan Document.

Section 3.                                           Conditions Precedent.  This Amendment and Consent shall become effective as of the Effective Date upon the satisfaction of the following conditions precedent:

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(a)                                 the Administrative Agent shall have received this Amendment and Consent, duly executed by the Borrower, the Required Lenders, and the Administrative Agent;

(b)                                 the representations and warranties set forth in Section 4 of this Amendment and Consent shall be true and correct; and

(c)                                  the Borrower shall have paid all fees, costs and expenses that are payable pursuant to Section 10.04 of the Credit Agreement (including the reasonable fees and expenses of Bracewell LLP, counsel to the Administrative Agent) to the extent that the Borrower has received an invoice therefor at least two Business Days prior to the anticipated Effective Date.

Section 4.                                           Representations and Warranties.  The Borrower represents and warrants to the Lenders and the Administrative Agent:

(a)                                 The execution, delivery and performance by the Borrower of this Amendment and Consent have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) violate (A) the terms of the Borrower’s Organization Documents, (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject, or (C) any provision of Law applicable to it, (ii) result in the acceleration of any Indebtedness owed by it, except as could not reasonably be expected to have a Material Adverse Effect, (iii) result in any breach of, or a default under, any material Contractual Obligation to which the Borrower is a party or to which its properties are bound, except as could not reasonably be expected to have a Material Adverse Effect or (iv) result in the creation of any consensual Lien upon any of its material assets except as expressly contemplated in, or permitted by, the Loan Documents.

(b)                                 This Amendment and Consent has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)                                  No material consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority or third party that has not been obtained is required to be made or obtained by the Borrower pursuant to the provisions of any material Law applicable to it as a condition to its execution, delivery or performance of this Amendment and Consent, except those that would ordinarily be made or done in the ordinary course of business after the Effective Date.

(d)                                 After giving effect to this Amendment and Consent, the representations and warranties set forth in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent such

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representations and warranties are already qualified as to materiality, in which case such representations and warranties are true and correct in all respects) on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except to the extent such representations and warranties are already qualified as to materiality, in which case such representations and warranties are true and correct in all respects) as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(e)                                  After giving effect to this Amendment and Consent, no event has occurred and is continuing that constitutes a Default or an Event of Default.

Section 5.                                           Miscellaneous.

(a)                                 Modified Terms. On and after the Effective Date, all references to the Credit Agreement or the other Loan Documents in each of the Credit Agreement or the other Loan Documents shall hereafter mean the Credit Agreement or the other Loan Documents as modified by this Amendment and Consent.  Except as specifically modified hereby or otherwise agreed, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their respective terms.

(b)                                 Reaffirmation of Obligations.  The Borrower hereby ratifies the Credit Agreement and acknowledges and reaffirms (i) that it is bound by all terms of the Credit Agreement (as modified by this Amendment and Consent) and the other Loan Documents applicable to it and (ii) that it is responsible for the observance and full performance of its respective Obligations.

(c)                                  Loan Document.  This Amendment and Consent shall constitute a Loan Document under the terms of the Credit Agreement.

(d)                                 Fees and Expenses.  The Borrower agrees to pay (i) the fees set forth in the fee letter dated as of the date hereof by and among the Borrower, the Administrative Agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated and (ii) all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and Consent, including the reasonable fees and expenses of Bracewell LLP, as the Administrative Agent’s legal counsel.

(e)                                  Further Assurances.  The Borrower agrees to promptly take such reasonable action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment and Consent.

(f)                                   Entirety.  This Amendment and Consent and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

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(g)                                  Counterparts; Telecopy.  This Amendment and Consent may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment and Consent or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment and Consent.  Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.

(h)                                 GOVERNING LAW.  THIS AMENDMENT AND CONSENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(i)                                     Successors and Assigns.  This Amendment and Consent shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(j)                                    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

(k)                                 No Waiver. The execution, delivery and effectiveness of this Amendment and Consent shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[Remainder of this page blank; signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Consent to be duly executed and delivered by their respective duly authorized officers as of the Effective Date.

BORROWER:

ENLINK MIDSTREAM PARTNERS, LP

By:	EnLink Midstream GP, LLC,
its general partner

	By:	/s/ Ruben Garcia Espejo
	Name:	Ruben Garcia Espejo
	Title:	Vice President — Finance and Treasurer

Signature Page to Second Amendment to Credit Agreement (ENLK)

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Don B. Pinzon
Name:	Don B. Pinzon
Title:	Vice President

Signature Page to Second Amendment to Credit Agreement (ENLK)

LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Christopher DiBiase
Name:	Christopher DiBiase
Title:	Director

Signature Page to Second Amendment to Credit Agreement (ENLK)

CITIBANK, N.A., as a Lender and L/C Issuer

By:	/s/ Michael Zeller
Name:	Michael Zeller
Title:	Vice President

Signature Page to Second Amendment to Credit Agreement (ENLK)

WELLS FARGO BANK, N.A., as a Lender and L/C Issuer

By:	/s/ Brandon Kast
Name:	Brandon Kast
Title:	Director

Signature Page to Second Amendment to Credit Agreement (ENLK)

BANK OF MONTREAL, as a Lender

By:	/s/ Wynette Chan
Name:	Wynette Chan
Title:	Vice President

Signature Page to Second Amendment to Credit Agreement (ENLK)

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

Signature Page to Second Amendment to Credit Agreement (ENLK)

BARCLAYS BANK PLC, as a Lender

By:	/s/ Martin Corrigan
Name:	Martin Corrigan
Title:	Associate

Signature Page to Second Amendment to Credit Agreement (ENLK)

COMPASS BANK, as a Lender

By:	/s/ Mark H. Wolf
Name:	Mark H. Wolf
Title:	Senior Vice President

Signature Page to Second Amendment to Credit Agreement (ENLK)

COMERICA BANK, as a Lender

By:	/s/ Jeffrey M. LaBauve
Name:	Jeffrey M. LaBauve
Title:	Vice President

Signature Page to Second Amendment to Credit Agreement (ENLK)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Sophie Bulliard
Name:	Sophie Bulliard
Title:	Authorized Signatory

Signature Page to Second Amendment to Credit Agreement (ENLK)

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Chris Lam
Name:	Chris Lam
Title:	Authorized Signatory

Signature Page to Second Amendment to Credit Agreement (ENLK)

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Debra Hrelja
Name:	Debra Hrelja
Title:	Vice President

Signature Page to Second Amendment to Credit Agreement (ENLK)

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Jake Dowden
Name:	Jake Dowden
Title:	Authorized Signatory

Signature Page to Second Amendment to Credit Agreement (ENLK)

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sean Piper
Name:	Sean Piper
Title:	AVP

Signature Page to Second Amendment to Credit Agreement (ENLK)

MIZUHO BANK, LTD., as a Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

Signature Page to Second Amendment to Credit Agreement (ENLK)

MUFG BANK, LTD., as a Lender

By:	/s/ Mark Oberreuter
Name:	Mark Oberreuter
Title:	Authorized Signatory

Signature Page to Second Amendment to Credit Agreement (ENLK)

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patrick Jeffrey
Name:	Patrick Jeffrey
Title:	Vice President

Signature Page to Second Amendment to Credit Agreement (ENLK)

SUNTRUST BANK, as a Lender

By:	/s/ Benjamin L. Brown
Name:	Benjamin L. Brown
Title:	Director

Signature Page to Second Amendment to Credit Agreement (ENLK)

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Lincoln LaCour
Name:	Lincoln LaCour
Title:	Vice President

Signature Page to Second Amendment to Credit Agreement (ENLK)

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Dixon Schultz
Name:	Dixon Schultz
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

Signature Page to Second Amendment to Credit Agreement (ENLK)

SCOTIABANC INC., as a Lender

By:	/s/ J. Lima
Name:	J. Lima
Title:	Director

Signature Page to Second Amendment to Credit Agreement (ENLK)

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Christopher Renyi
Name:	Christopher Renyi
Title:	Senior Vice President

Signature Page to Second Amendment to Credit Agreement (ENLK)

REGIONS BANK, as a Lender

By:	/s/ David Valentine
Name:	David Valentine
Title:	Managing Director

Signature Page to Second Amendment to Credit Agreement (ENLK)

ZB, N.A. dba AMEGY BANK, as a Lender

By:	/s/ Jill McSorley
Name:	Jill McSorley
Title:	Senior Vice President

Signature Page to Second Amendment to Credit Agreement (ENLK)

FIFTH THIRD BANK, as a Lender

By:	/s/ Larry Hayes
Name:	Larry Hayes
Title:	Director

Signature Page to Second Amendment to Credit Agreement (ENLK)

RAYMOND JAMES BANK N.A., as a Lender

By:	/s/ Scott G. Axelrod
Name:	Scott G. Axelrod
Title:	Senior Vice President

Signature Page to Second Amendment to Credit Agreement (ENLK)

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ James D. Weinstein
Name:	James D Weinstein
Title:	Managing Director

Signature Page to Second Amendment to Credit Agreement (ENLK)